UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 6, 2022

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	TPX	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 6, 2022, the Company entered into an Amended and Restated Employment and Non-Competition Agreement (the "Amended Employment Agreement") with Scott L. Thompson, the Company's Chairman, President and Chief Executive Officer, that amended and restated the Employment and Non-Competition Agreement entered into between the Company and Mr. Thompson on September 4, 2015, as amended from time to time (as amended, the "Original Agreement"). The Amended Employment Agreement provides for an extension of the initial term of the Original Agreement from December 31, 2022 to December 31, 2026.

In connection with the execution of the Amended Employment Agreement, on July 6, 2022, the Company granted to Mr. Thompson non-qualified stock options (the "Option Award") to purchase one million two hundred thousand (1,200,000) shares of the Company's common stock, par value $0.01 per share. The Option Award is divided into three equal tranches of 400,000 options, each with a different exercise price of $25.00, $30.00 and $35.00. Each tranche will vest in four equal annual installments starting on the first anniversary of the date of grant, and subject to accelerated vesting and forfeiture under certain circumstances set forth in the Non-Qualified Premium-Priced Stock Option Agreement ("Option Agreement") entered into by the Company with Mr. Thompson to reflect the terms of this grant.

The foregoing is a summary of certain provisions of the Amended Employment Agreement and the Option Agreement, and this summary is qualified in its entirety by reference to the forms of agreements attached as Exhibits 10.1 and 10.2 of this Form 8-K.

Item 7.01 Regulation FD Disclosure

On July 7, 2022, Tempur Sealy International, Inc. (the "Company") issued a press release (the "Press Release") announcing an amendment and restatement of Scott Thompson's employment agreement and extension of the initial term of such agreement until December 31, 2026. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Employment and Non-Competition Agreement dated as of July 6, 2022 between Tempur Sealy International, Inc. and Scott L. Thompson.
10.2	Non-Qualified Premium-Priced Stock Option Agreement dated July 6, 2022.
99.1	Press Release of Tempur Sealy International, Inc. dated as of July 7, 2022.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2022

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer